IXIS CASH MANAGEMENT TRUST - MONEY MARKET SERIES
 (FORMERLY NAMED CDC NVEST CASH MANAGEMENT TRUST - MONEY MARKET SERIES)
                                  (THE "FUND")


   Supplement dated June 28, 2005 to the IXIS Cash Management Trust -
   Money Market Series Statement of Additional Information dated September 1, 2004, as may be revised and supplemented from time to time

EFFECTIVE JULY 1, 2005, THE SUB-SECTION "ADVISORY FEES" WITHIN THE SECTION "FUND CHARGES AND EXPENSES" IS AMENDED AND RESTATED AS FOLLOWS:

ADVISORY FEES
     Pursuant to an advisory agreement dated October 1, 2001, as amended July 1, 2005, IXIS Advisors has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of the Fund and to provide a range of administrative services to the Fund. For the services described in the advisory agreements, the Fund has agreed to pay IXIS Advisors an advisory fee at the annual rate set forth in the following table, reduced by the amount of any subadvisory fees payable by the Fund to the subadviser pursuant to the subadvisory agreement:

                                                              Advisory Fee payable by Fund to IXIS Advisors
                            Fund                            (as a % of average daily net assets of the Fund)1
         --------------------------------------------    --------------------------------------------------------
         --------------------------------------------

         IXIS Cash Management Trust - Money Market           0.35%  of the first $250 million
         Series                                              0.33%  of the next $250 million
                                                             0.31%  of the next $500 million
                                                             0.26%  of the next $500 million
                                                             0.25%  of the next $500 million
                                                             0.20%  of amounts in excess of $2 billion

1 Prior to July 1, 2005, the advisory fee payable by IXIS Cash Management  Trust
- Money Market Series to IXIS Advisors was 0.40% of the first $500 million of the average daily net assets of the Fund, 0.375% of the next $500 million, 0.325% of the next $500 million, 0.275% of the next $500 million and 0.225% of such assets in excess of $2 billion.


EFFECTIVE JULY 1, 2005, THE SUB-SECTION "SUBADVISORY FEES" WITHIN THE SECTION "FUND CHARGES AND EXPENSES" IS AMENDED AND RESTATED AS FOLLOWS:

SUBADVISORY FEES

     The  advisory  agreement  provides  that IXIS  Advisors  may  delegate  its responsibilities thereunder to other parties. Pursuant to a subadvisory agreement dated October 1, 2001, as amended July 1, 2005, IXIS Advisors has delegated its portfolio management responsibilities to Reich & Tang as subadviser. For providing such subadvisory services to the Fund, the Fund pays Reich & Tang a subadvisory fee at the annual rates set forth in the following table:

                                                                Subadvisory fee payable by the Fund
  FUND                                                          (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FUND)1
  ----                                                          ----------------------------------------------------------
  IXIS Cash Management Trust -- Money                            0.15% of the first $250 million
  Market Series                                                 0.14% of the next $250 million
                                                                0.13% of the next $500 million
                                                                0.10% of amounts in excess of $1 billion

1 Prior to July 1, 2005, the subadvisory fee payable by IXIS Advisors to Reich & Tang was 0.17% of the first $250 million of the average daily net assets of the Fund, 0.14% of the next $250 million, 0.13% of the next $500 million, and 0.10% of such assets in excess of $1 billion.

                                                                      SP269-0605